Exhibit 10.1

AMENDMENT NO. 33

Amendment No. 33 to Revolving Credit Agreement (this “Amendment”), dated as of March 26, 2010, among FirstCity Financial Corporation (the “Borrower”) and the financial institutions (each a “Lender” and collectively, the “Lenders”) party to that certain Revolving Credit Agreement, dated as of November 12, 2004 (as heretofore amended or otherwise modified, the “Loan Agreement”), among the Borrower, the Lenders and Bank of Scotland PLC acting through its New York branch, as Agent for the Lenders (the “Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower and the Lenders have agreed to extend the maturity date of the Loan Agreement; and

WHEREAS, the Lenders and the Borrower desire to confirm the foregoing on and subject to the terms hereof;

NOW THEREFORE, it is agreed:

1.                                       Definitions. All the capitalized terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein unless otherwise defined in the recitals to this Amendment.

2.                                       Effect of Amendment.  As used in the Loan Agreement (including all Exhibits thereto), the Notes and the other Loan Documents and all other instruments and documents executed in connection with any of the foregoing, on and subsequent to the Amendment Closing Date, any reference to the Loan Agreement shall mean the Loan Agreement as amended hereby.

3.                                       Amendment.  Annex 1 to the Loan Agreement is hereby amended by restating in its entirety the definition of “Maturity Date” therein to read as follows:

“Maturity Date” shall mean April 1, 2011.

4.                                       Representations and Agreements. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders (which representations and warranties are made as of the date hereof and as of the Amendment Closing Date) and agrees for the benefit of the Lenders (which representations, warranties and agreements shall survive the execution, delivery and effectiveness of this Amendment), as follows:

(a)                                  No Default or Event of Default exists.

(b)                                 Each representation and warranty made by the Borrower in the Loan Documents is true and correct.

(c)                                  The execution and delivery of this Amendment by the Borrower and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action.

(d)                                 This Amendment is the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(e)                                  No Material Adverse Change has occurred since November 12, 2004.

5.                                       Effectiveness. This Amendment shall become effective as of the date hereof when each of the following conditions (the first date on which all such conditions have been so satisfied (or so waived) is herein referred to as the “ Amendment Closing Date”) has been fulfilled to the satisfaction of the Agent (or waived by the Agent in its sole discretion):

(a)                                  Signed Copies.  The Borrower, the Lenders and the Agent shall have executed a copy hereof, and delivered the foregoing to the Agent at 1095 Avenue of the Americas, New York, New York 10036 (Attention: Loans Administration);

(b)                                 No Change.  On the Amendment Closing Date, both before and after giving effect to the transactions contemplated by this Amendment to be effective on the Amendment Closing Date, no Material Adverse Change shall have occurred since November 12, 2004;

(c)                                  No Defaults.  No Default or Event of Default shall exist;

(d)                                 Accuracy of Representations.  Each representation and warranty made by the Borrower in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects as of the Amendment Closing Date with the same effect as though made at and as of such date (except for those that specifically speak as of a prior date);

(e)                                  Guarantor’s Consent.  Each of the Guarantors shall have executed a confirming consent, substantially in the form attached hereto as Annex A or otherwise satisfactory to the Agent, and delivered the same to the Agent at 1095 Avenue of the Americas, New York, New York 10036 (Attention: Loans Administration) or such other place directed by the Agent; and

(f)                                    Amendment Fee.  The Borrower shall have paid to the Lenders an amendment fee in the amount of $492,879.

6.                                       Limited Nature of Amendment. The amendment set forth herein is limited precisely as written and shall not be deemed to prejudice any right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Loan Agreement or any of the other Loan Documents. Except as expressly amended hereby, the terms and provisions of the Loan Agreement and all other Loan Documents remain in full force and effect.

7.                                       THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

2

8.                                       THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND THEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

9.                                       Jurisdiction, Waiver of Jury Trial.  THE BORROWER HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK CITY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS THE AGENT OR ANY LENDER MAY ELECT, AND, BY EXECUTION AND DELIVERY HEREOF, THE BORROWER ACCEPTS AND CONSENTS FOR ITSELF AND IN RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, UNLESS WAIVED IN WRITING BY THE AGENT AND THE MAJORITY LENDERS.  EACH OF THE BORROWER, THE AGENT AND THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER, ANY AFFILIATE OF THE BORROWER, THE AGENT OR ANY LENDER.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDER ENTERING INTO THIS AMENDMENT.

10.                                 Counterparts. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. Telecopied signatures hereto shall be of the same force and effect as an original of a manually signed copy.

11.                                 Headings. The descriptive headings of the various provisions of this Amendment are for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first shown.

BANK OF SCOTLAND PLC, acting through its New York branch, as Agent and as a Lender

By:
Name:
Title:

FIRSTCITY FINANCIAL CORPORATION

By:
Name: James C. Holmes
Title: Senior Vice President

[Signature Page to Amendment No. 33]

Annex A

CONFIRMING CONSENT

Reference is hereby made to the foregoing Amendment No. 33 (the “Amendment”) to the Revolving Credit Agreement dated as of March 26, 2010 among the Borrower, the Lenders and the Agent (said agreement, as from time to time amended or otherwise modified, the “Agreement”).

Each Guarantor hereby consents to the terms and provisions of the Amendment and confirms and acknowledges that:

(a)                                  its obligations under the Loan Documents to which it is a party remain in full force and effect; and

(b)                                 its consent and acknowledgement hereunder is not required under the terms of such Loan Documents and any failure to obtain its consent or acknowledgment in connection herewith or with any subsequent consent, waiver or amendment to the Agreement or any of the other Loan Documents will not affect the validity of its obligations under the aforesaid Loan Documents or any other Loan Document, and this consent and acknowledgement is being delivered for purposes of form only.

Capitalized terms used herein and not otherwise defined have the same meanings as in the Agreement.  This Amendment is dated as of the Amendment Closing Date (as defined in the Amendment).

FIRSTCITY COMMERCIAL CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FC CAPITAL CORP.

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY CONSUMER LENDING CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY EUROPE CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY HOLDINGS CORPORATION OF MINNESOTA

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY INTERNATIONAL CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY MEXICO, INC.

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY SERVICING CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

BOSQUE ASSET CORP.

By:
Name: James C. Holmes
Title: Executive Vice President

[Signature Page to Confirming Consent to Amendment No. 33]

BOSQUE LEASING, L.P.

By:
Name: James C. Holmes
Title: Executive Vice President

BOSQUE LEASING GP CORP.

By:
Name: James C. Holmes
Title: Executive Vice President

[Signature Page to Confirming Consent to Amendment No. 33]